                                                                   EXHIBIT 99.1

                 AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     AMENDMENT TO AGREEMENT AND PLAN OF MERGER dated May 16, 1996 ("Amendment to Agreement") among Patterson Energy, Inc., a Delaware corporation ("Parent"), Patterson Drilling Company, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and Tucker Drilling Company, Inc., a Delaware corporation ("the Company").

                                  WITNESSETH:

     WHEREAS, Parent, Sub and the Company entered into an Agreement and Plan of Merger dated as of April 22, 1996 ("the Agreement"); and

     WHEREAS, the parties to the Agreement desire to enter into this Amendment to Agreement to amend the Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and agreements contained herein and in the Agreement, the parties agree as follows:

1. Section 6.7 of the Agreement is hereby amended by deleting the first sentence thereof and substituting the following sentence therefor:

"No later than the Effective Time, each option to purchase shares of Company Common Stock (a "Company Stock Option") which is outstanding immediately prior to the Effective Time pursuant to the Company's stock option plans in effect on the date of this Agreement ("the Company Stock Plans") shall represent at the Effective Time an option to purchase the number of shares of Parent Common Stock (a "Substituted Option") (decreased to the nearest full share) determined by multiplying (i) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time by (ii) the Exchange Ratio, at an exercise price per share of Parent Common Stock (rounded down to the nearest whole cent) equal to the exercise price per share of Company Common Stock immediately prior to the Effective Time divided by the Exchange Ratio."

2. Section 6.11 shall be amended by adding to the first sentence after "("the Supplemental Retirement Plan")" the following: ", the severance payment agreements of the Company set forth in Section 3.11 of the Company Disclosure Schedule..."

3. Section 7.1(f) shall be amended by deleting "May 15, 1996" appearing in the second line thereof and substituting "May 20, 1996" therefor.

4.  The forms of Stock Option Assumption Agreement attached to the Agreement as
Exhibit II(A) and II(B) are hereby deleted in their entirety and replaced with the forms of Stock Option Assumption Agreement attached hereto as Exhibit II(A) and (B).

5. This Amendment to Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts shall have been signed by each of the parties and delivered to the other parties.

6. The Agreement, as amended by this Amendment to Agreement, shall remain in full force and effect.

     IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Amendment to Agreement to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                     PATTERSON ENERGY, INC.


                                     By:   /S/ Cloyce A. Talbott
                                           -----------------------------------
                                           Cloyce A. Talbott
                                           Chairman and Chief Executive Officer
Attest:

   /S/ James C. Brown
- -------------------------
James C. Brown, Secretary



                                     PATTERSON DRILLING COMPANY


                                     By:   /S/ Cloyce A. Talbott
                                           ----------------------------------
                                           Cloyce A. Talbott
                                           Chief Executive Officer

Attest:


   /S/ James C. Brown
- -------------------------
James C. Brown, Secretary


                                     TUCKER DRILLING COMPANY, INC.


                                     By:   /S/ T. Mark Tucker
                                     ------------------------------------------
                                     T. Mark Tucker
                                     Acting Chairman and Chief Executive Officer

Attest:


   /S/ Charles B. Middlekauf
- --------------------------------
Charles B. Middlekauf, Secretary

                                                                   EXHIBIT II(A)
                             PATTERSON ENERGY, INC.
        TUCKER DRILLING COMPANY, INC. STOCK OPTION ASSUMPTION AGREEMENT
                         (INCENTIVE STOCK OPTION PLAN)



     AGREEMENT dated as of ___________, 1996 (this "Agreement") between Patterson Energy, Inc., a Delaware corporation ("PEI"), and ______________, an individual ("Participant").

                                    RECITALS

     Tucker Drilling Company, Inc. ("TDC") and Participant have entered into one or more stock option agreements ("TDC Option Agreements") relating to options ("Options") granted to Participant under TDC's Incentive Stock Option Plan (the "TDC Incentive Plan") pursuant to which Participant is presently entitled to purchase up to _____ shares of Common Stock of TDC as shown in the schedule attached to this Agreement.

     TDC, PEI and Patterson Drilling Company ("PDC"), a Delaware corporation and a wholly-owned subsidiary of PEI, have entered into an Agreement and Plan of Merger dated as of April __, 1996 (the "Merger Agreement"), pursuant to which PDC will merge with and into TDC in consideration to the TDC stockholders of shares of PEI Common Stock (the "Merger"). Pursuant to Section 6.7 of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) of the Merger, all options to acquire shares of TDC Common Stock outstanding immediately before the Effective Time shall be assumed by PEI.

     By this Agreement, the parties desire to confirm the assumption contemplated by Section 6.7 of the Merger Agreement as it relates to Options granted under the TDC Incentive Plan.

                                   AGREEMENT
                                   ---------
     PEI and Participant agree as follows:

     1.  ASSUMPTION OF OPTION.  By this Agreement, PEI assumes, and Participant
         --------------------
agrees to the assumption by PEI of, all of the obligations of TDC to Participant under the TDC Option Agreements except that:

     (a) Each reference therein to "shares" shall mean shares of PEI Common Stock, $0.01 par value per share;

     (b) Each reference therein to a number of shares shall be a reference to a number of shares determined by multiplying such number by .74 (the "Conversion Ratio);

     (c) Each reference therein to a price per share shall be a reference to a price determined by dividing the price in the TDC Option Agreement by the Conversion Ratio; and

     (d) Each reference therein to the Committee shall mean the Compensation Committee of the Board of Directors of PEI.

     (The results of the computations in (b) and (c) above as applied to the Participant's Options presently outstanding under the TDC Incentive Plan appear in the Schedule to this Agreement.)

     2.  TDC INCENTIVE PLAN.  By this Agreement, PEI assumes the TDC Incentive
         ------------------
Plan subject to the provisions of Section 1 above.

     3.  RECOGNITION OF VESTING, EXERCISES AND LAPSES.  PEI acknowledges that
         --------------------------------------------
Participant's rights to exercise the Options covered by the TDC Option Agreements have fully vested prior to the date hereof and Participant acknowledges that any lapses or exercises of Options thereunder to date shall be recognized.

     4.  REGISTRATION.  Promptly following the date hereof, PEI will file a
         ------------
Registration Statement on Form S-8 under the Securities Act of 1933 with the Securities and Exchange Commission covering the Options being assumed hereunder by PEI and agrees to thereafter file a "reoffer prospectus" within the meaning of Instruction C-1 to Form S-8 with a Post-Effective Amendment to such Registration Statement if necessary in order to permit the reoffer or resale by Participant of PEI Common Stock acquired upon exercise of the Options.

     5.  MISCELLANEOUS.  This Agreement shall be construed in accordance with
         -------------
the laws of the State of Texas. Except as required to give effect to this Agreement, PEI and Participant confirm the terms of the TDC Option Agreements.

     IN WITNESS WHEREOF, PEI and Participant have caused this Agreement to be signed as of the date first above written.

                              PATTERSON ENERGY, INC.



                              By:
                                 ______________________________


                                 ______________________________
                                 Participant

                          INCENTIVE STOCK OPTION PLAN

                                  SCHEDULE TO

                   Tucker Drilling Company, Inc. Stock Option
                 Assumption Agreement Dated ____________, 1996,
                                between PEI and

                          ___________________________


                                                                  Options on
              Options on TDC Common Stock                     PEI Common Stock
- ---------------------------------------------------------  ------------------------
                       No. of                                 No. of
                       Shares     Price       No. of          Shares
             Term    Underlying     at        Shares         Underlying
 Date         of       Options     which    Available as      Options
Granted     Option     Granted    Granted    of 4/__/96       Assumed     Price
- -------     ------    --------    -------    ----------      --------     -----

                                  $______                               $__________


                                                                   EXHIBIT II(B)
                                                                   -------------
                             PATTERSON ENERGY, INC.
        TUCKER DRILLING COMPANY, INC. STOCK OPTION ASSUMPTION AGREEMENT
                     (1994 NON-QUALIFIED STOCK OPTION PLAN)



     AGREEMENT dated as of ___________, 1996 (this "Agreement") between Patterson Energy, Inc., a Delaware corporation ("PEI"), and ______________, an individual ("Participant").

                                    RECITALS

     Tucker Drilling Company, Inc. ("TDC") and Participant have entered into one or more stock option agreements ("TDC Option Agreements") relating to options ("Options") granted to Participant under TDC's 1994 Non-Qualified Stock Option Plan (the "TDC Non-Qualified Plan") pursuant to which Participant is presently entitled to purchase up to _____ shares of Common Stock of TDC as shown in the schedule attached to this Agreement.

     TDC, PEI and Patterson Drilling Company ("PDC"), a Delaware corporation and a wholly-owned subsidiary of PEI, have entered into an Agreement and Plan of Merger dated as of April __, 1996 (the "Merger Agreement") pursuant to which PDC will merge with and into TDC in consideration to the TDC stockholders of shares of PEI Common Stock (the "Merger"). Pursuant to Section 6.7 of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) of the Merger, all options to acquire shares of TDC Common Stock outstanding immediately before the Effective Time shall be assumed by PEI.

     By this Agreement, the parties desire to confirm the assumption contemplated by Section 6.7 of the Merger Agreement as it relates to Options granted under the TDC Non-Qualified Plan.

                                   AGREEMENT
                                   ---------
     PEI and Participant agree as follows:

     1.   ASSUMPTION OF OPTION.  By this Agreement, PEI assumes, and Participant
          --------------------
agrees to the assumption by PEI of, all of the obligations of TDC to Participant under the TDC Option Agreements except that:

     (a) Each reference therein to "shares" shall mean shares of PEI Common Stock, $0.01 par value per share;

     (b) Each reference therein to a number of shares shall be a reference to a number of shares determined by multiplying such number by .74 (the "Conversion Ratio);

     (c) Each reference therein to a price per share shall be a reference to a price determined by dividing the price in the TDC Option Agreement by the Conversion Ratio; and

     (d) Each reference therein to the Committee shall mean the Compensation Committee of the Board of Directors of PEI.

     (The results of the computations in (b) and (c) above as applied to the Participant's Options presently outstanding under the TDC Non-Qualified Plan appear in the Schedule to this Agreement.)

     2.   TDC NON-QUALIFIED PLAN.  By this Agreement, PEI assumes the TDC Non-
          ----------------------
Qualified Plan subject to the provisions of Section 1 above.

     3.   RECOGNITION OF EXERCISES AND LAPSES.  Participant acknowledges that
          -----------------------------------
any lapses or exercises of Options thereunder to date shall be recognized.

     4.   REGISTRATION.  Promptly following the date hereof, PEI will file a
          ------------
Registration Statement on Form S-8 under the Securities Act of 1933 with the Securities and Exchange Commission covering the Options being assumed hereunder by PEI and agrees to thereafter file a "reoffer prospectus" within the meaning of Instruction C-1 to Form S-8 with a Post-Effective Amendment to such Registration Statement if necessary in order to permit the reoffer or resale by Participant of PEI Common Stock acquired upon exercise of the Options.

     5.   MISCELLANEOUS.  This Agreement shall be construed in accordance with
          -------------
the laws of the State of Texas. Except as required to give effect to this Agreement, PEI and Participant confirm the terms of the TDC Option Agreements.

     IN WITNESS WHEREOF, PEI and Participant have caused this Agreement to be signed as of the date first above written.

                              PATTERSON ENERGY, INC.



                              By:
                                 ---------------------------------------------



                                  ---------------------------------------------
                                  Participant

                        NON-QUALIFIED STOCK OPTION PLAN

                                  SCHEDULE TO

                   Tucker Drilling Company, Inc. Stock Option
                 Assumption Agreement Dated ____________, 1996,
                                between PEI and

                          ___________________________


                                                                 Options on
                Options on TDC Common Stock                   PEI Common Stock
- ---------------------------------------------------------  -----------------------
                       No. of                                No. of
                       Shares     Price      No. of          Shares
            Term     Underlying    at        Shares         Underlying
 Date        of       Options     which    Available as      Options
Granted     Option    Granted    Granted    of 4/__/96       Assumed     Price
- -------     ------    ---------  -------   ------------      ---------   -----

                                  $______                              $__________
